Exhibit 99.1

HMNY Contact:

The Pollack PR Marketing Group

Stephanie Goldman/Mark Havenner, 310-556-4443

sgoldman@ppmgcorp.com / mhavenner@ppmgcorp.com

Leading Independent Proxy Advisory Firms ISS and Glass Lewis
Recommend Helios and Matheson Analytics Inc. Stockholders Vote

“FOR” the Proposed Reverse Stock Split and Related Proposal

NEW YORK, October 15, 2018 –– Helios and Matheson Analytics Inc. (NASDAQ: HMNY) (“Helios”) today announced that leading independent proxy advisory firms Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) have both recommended that Helios’s stockholders vote “FOR” the proposed reverse stock split and the other proposal set forth in Helios’s proxy statement for the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time.

ISS and Glass Lewis are widely recognized as leading independent voting and corporate governance advisory firms. Their analysis and recommendations are relied on by many major institutional investment firms, mutual funds and fiduciaries throughout North America.

In its report, ISS stated, among other things, that1: “A vote FOR [the proposal to approve the reverse stock split] is warranted given that the reverse stock split may enable Helios to maintain listing of its common stock on the Nasdaq Capital Market. Furthermore, the effective increase in the number of authorized shares would enable Helios to satisfy reserve requirements under certain convertible notes.” Also, in its report, Glass Lewis stated, among other things, that1: “We agree with the board that it is in the best interest of the Company to reduce the number of shares outstanding and thereby attempt to proportionally raise the per share price of the Company’s common stock.”

Helios presented the reverse stock split proposal to regain compliance with the Nasdaq Capital Market $1.00 minimum bid price requirement. If the proposal is not approved, Helios believes that its common stock will be subject to delisting from the Nasdaq Capital Market, which would adversely impact the liquidity and marketability of its common stock. Commenting on the proxy advisors’ recommendations, Theodore Farnsworth, Chief Executive Officer of Helios, stated: “The ISS and Glass Lewis recommendations are consistent with our view that maintaining Helios’s listing on Nasdaq is in the best interests of Helios and its stockholders.”

ISS and Glass Lewis are independent proxy advisory firms and do not have any business relationship with Helios. Helios did not engage or compensate either firm for their analysis or recommendations.

1 Permission to use quotation neither sought nor obtained.

Helios’s stockholders are urged to vote as ISS and Glass Lewis recommend by voting “FOR” the proposed reverse stock split and the other proposal set forth in the proxy statement dated September 26, 2018, a copy of which has been provided to Helios’s stockholders of record as of September 14, 2018. Stockholders with questions may contact Helios’s proxy solicitation firm, Georgeson LLC, at (888) 666-2594.

Stockholders who have already voted and want to change their vote can update their vote at any time – the most recently cast votes become what is recorded.

How to Vote

Whether you hold shares directly as the stockholder of record or you are a beneficial owner as of September 14, 2018, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record as of September 14, 2018, you may vote in-person at the special meeting or by proxy as follows:

●	Vote by Internet. You can vote via the internet at www.investorvote.com/HMNY or you may scan the QR code on the proxy card with your smartphone and, once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the internet. Internet voting is available 24 hours a day. Proxies submitted by the internet must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-652-VOTE (8683). You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the special meeting.

If your shares are held in the name of a bank, broker or other nominee, you should have received the proxy statement and voting instructions, which include the following, from your bank, broker or other nominee:

●	Vote by Internet. You can vote via the internet by following the instructions on the Voting Instruction Form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

●	Vote by Telephone. You can vote by telephone by calling the number provided on your Voting Instruction Form. Telephone voting is available 24 hours a day.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the Voting Instruction Form, and returning it in the postage-paid envelope provided. Please promptly mail your Voting Instruction Form to ensure that it is received prior to the closing of the polls at the special meeting.

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If you hold shares of Helios’s common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. Helios highly recommends stockholders vote electronically or by phone without delay. Please have your proxy card with you while voting.

Stockholders who still need assistance voting their shares, or have questions regarding the special meeting, please contact Helios’s proxy solicitation firm, Georgeson LLC, by telephone at (888) 666-2594.

Additional Information

The definitive proxy statement related to the Special Meeting was mailed to stockholders of record as of September 14, 2018. Stockholders may obtain free copies of Helios’s definitive proxy statement, any amendments to the proxy statement and its other filings with the Securities and Exchange Commission (the “SEC”) electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN ITS ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS FILED WITH THE SEC, AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT HELIOS AND THE PROPOSED REVERSE STOCK SPLIT.

Participation in Solicitation

Helios and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Helios in connection with the special meeting. Information about those directors and executive officers of Helios, including their ownership of Helios’s securities, is set forth in Helios’s definitive proxy statement and its annual report on Form 10-K for the year ended December 31, 2017, which Helios filed with the SEC on April 17, 2018. Investors and security holders may obtain additional information regarding the direct and indirect interests of Helios and its directors and executive officers in the special meeting proposal by reading the proxy statement and other public filings referred to above.

About Helios and Matheson Analytics

Helios and Matheson Analytics Inc. (NASDAQ: HMNY) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening and consumer-centric technology. Helios currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., the nation’s premier movie-theater subscription service, 100% of the outstanding equity interests of MoviePass Ventures LLC, and 51% of the outstanding equity interests of MoviePass Films LLC. Helios’ holdings include RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Helios also owns Moviefone, the entertainment information and marketing service which helps provide visitors with search and discovery. Helios is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit www.hmny.com.

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About MoviePass Inc.

MoviePass Inc. (“MoviePass”) is a marketing technology platform enhancing the exploration of film and the moviegoing experience. As the nation’s premier movie-theater subscription service, MoviePass provides film enthusiasts the ability to attend select movies in theaters. The service, now accepted at more than 91% of theaters across the United States, is the nation’s largest theater network. Visit us at moviepass.com.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although Helios’ management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of Helios to regain compliance with the Nasdaq rules through the proposed reverse stock split) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors include, among other things: risks and uncertainties relating to plans for regaining compliance with the Nasdaq rules, including whether the proposed reverse stock split has the potential to increase the market price of the common stock of Helios so that Helios may be able to satisfy Nasdaq’s $1.00 minimum bid price requirement; the long- and near-term effect of the reverse stock split on the market price of the common stock of Helios and the total market capitalization of Helios; Helios’ capital requirements and whether or not it will be able to raise capital as needed; Helios’ ability to satisfy other Nasdaq listing criteria deficiencies; whether Nasdaq may conclude the delisting of Helios’s common stock is in the public interest; the ability to attract brokers and investors who do not trade in lower priced stocks; and the risk factors described in Helios’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly report on Form 10-Q for the quarter ended June 30, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on Helios’ current expectations and Helios does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

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